gray

Television • Digital • Mobile

Gray Television, Inc. Investor Presentation

NYSE:GTN

May 2019

Updated for March 31, 2019 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

GRAY TELEVISION, INC.

Leading the Industry with the Highest Quality Portfolio of Local Television Stations

NOTES: Financial data reflects results "as reported" except where Combined Historical Basis ("CHB") is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. "Completed Transactions" includes all acquisitions or dispositions completed as of March 31, 2019. See Glossary at end for definitions.

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

Gray Television's National Footprint

As of May 2019

93 markets

150 "Big 4" network program streams

400 total program streams



1 Albany, GA (152) WALB, WGCW
2 Alexandria, LA (179) KALB
3 Amarillo, TX (131) KFDA, KEYU
4 Anchorage, AK (147) KTUU, KYES
5 Augusta, GA (105) WRDW, WAGT
6 Bangor, ME (155) WABI
7 Baton Rouge, LA (97) WAFB, WBXH
8 Biloxi, MS (156) WLOX
9 Birmingham, AL (43) WBRC
10 Boise, ID (100) KNIN
11 Bowling Green, KY (181) WBKO
12 Burlington, VT (96) WCAX
13 Casper, WY (198) KCWY
14 Cedar Rapids, IA (87) KCRG
15 Charleston, SC (94) WCSC
16 Charleston-Huntington, WV (70) WSAZ, WQCW
17 Charlotte, NC (23) WBTV
18 Charlottesville, VA (183) WCAV, WVAW, WAHU
19 Cheyenne, WY (197) KGWN, KCHY, KSTF
20 Cincinnati, OH (35) WXIX
21 Clarksburg, WV (170) WDTV, WVFX
22 Cleveland OH (19) WOIO, WUAB
23 Colorado Springs, CO (91) KKTV
24 Columbia, SC (74) WIS
25 Columbus, GA (127) WTVM
26 Davenport, IA (98) KWQC
27 Dothan, AL (173) WTVY, WRGX
28 Evansville, IN (103) WFIE
29 Fairbanks, AK (202) KTVF, KXDF, KFXF
30 Fargo, ND (117) KVLY, KXJB
31 Flint, MI (65) WJRT
32 Gainesville, FL (157) WCJB
33 Grand Junction, CO (187) KKCO, KJCT
34 Green Bay, WI (67) WBAY
35 Greenville, NC (107) WITN
36 Harrisonburg, VA (175) WHSV, WSVF
37 Hattiesburg, MS (168) WDAM
38 Honolulu, HI (66) KHNL, KGMB, KHBC, KOGG
39 Huntsville, AL (79) WAFF
40 Jackson, MS (92) WLBT
41 Jonesboro, AR (180) KAIT
42 Knoxville, TN (60) WVLT, WBXX
43 La Crosse-Eau Claire, WI (130) WEAU
44 Lake Charles, LA (172) KPLC
45 Lansing, MI (110) WILX
46 Laredo, TX (184) KGNS, KYLX
47 Lexington, KY (63) WKYT, WYMT
48 Lincoln, NE (111) KOLN, KSNB, KGIN, KCWH
49 Louisville, KY (48) WAVE
50 Lubbock, TX (143) KCBD
51 Madison, WI (86) WMTV
52 Mankato, MN (199) KEYC
53 Marquette, MI (182) WLUC
54 Memphis, TN (51) WMC
55 Meridian, MS (191) WTOK
56 Minot, ND (146) KFYR, KMOT, KQCD, KUMV, KNDX, KXND
57 Monroe, LA (137) KNOE
58 Montgomery, AL (116) WSFA
59 Myrtle Beach, SC (95) WMBF
60 New Orleans, LA (50) WVUE
61 North Platte, NE (209) KNOP, KNPL, KIIT
62 Odessa, TX (142) KOSA, KCWO, KTLE
63 Omaha, NE (69) WOWT
64 Ottumwa, IA (200) KYOU
65 Paducah, KY - Cape Girardeau, MO (88) KFVS
66 Panama City, FL (150) WJHG, WECP
67 Parkersburg, WV (194) WTAP, WIYE, WOVA
68 Presque Isle, ME (206) WAGM
69 Rapid City, SD (171) KOTA, KEVN, KHSD, KSGW
70 Reno, NV (109) KOLO
71 Richmond, VA (56) WWBT, WUPV
72 Roanoke, VA (68) WDBJ, WZBJ, WZBJ-CD
73 Rockford, IL (139) WIFR
74 Savannah, GA (93) WTOC
75 Sherman, TX (159) KXII, KXIP
76 Shreveport, LA (90) KSLA
77 Sioux Falls, SD (115) KSFY, KPRY
78 South Bend, IN (99) WNDU
79 Springfield, MO (72) KYTV, KSPR, K17DL, KYCW
80 Tallahassee, FL (112) WCTV, WFXU
81 Tampa-St. Pete (Sarasota), FL (11) WWSB
82 Toledo, OH (71) WTVG
83 Topeka, KS (141) WIBW
84 Tucson, AZ (73) KOLD
85 Twin Falls, ID (189) KMVT, KSVT
86 Tyler, TX (114) KLTV, KTRE
87 Waco, TX (89) KWTX, KBTX, KNCT
88 Wausau, WI (134) WSAW, WZAW
89 Watertown, NY (178) WWNY, WNYF
90 West Palm Beach, FL (37) WFLX
91 Wichita, KS (76) KWCH, KSCW, KBSD, KBSL, KBSH
92 Wichita Falls, TX (148) KSWO, KKTM
93 Wilmington, NC (129) WECT
17 Charlotte, NC Raycom Sports
94 Nashville, TN RTM Studios
95 New York, NY Tupelo Raycom
96 Washington, DC Gray DC Bureau
97 Indianapolis, IN Tupelo Raycom
★ Atlanta, GA Gray Corporate HQ

Recognized Industry Leader

Top Ranked Stations

All-Day Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 4 stations
6 of the Top 10 stations
17 of the Top 25 stations
20 of the Top 50 stations

Top Ranked 6PM Local Newscasts

Newscast Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 3 stations
6 of the Top 10 stations
13 of the Top 20 stations
27 of the Top 50 stations

2019

NAB Leadership Foundation's Service to America Awards: Winner, Small Market Category, and 5 of 6 Finalists in Medium and Small Market Categories

57 Regional Edward R. Murrow Awards

Two First Place, 2019 Headliner Awards

Three Sigma Delta Chi Awards, Society of Professional Journalists

Consistent Growth from Superior Execution and Accretive Acquisitions – As Reported Basis

($ in Millions)


Revenue
113%
$1,200
$1,000
$800
$600
$400
$200
$0
$508
$597
$812
$883
$1,084
2014
2015
2016
2017
2018


Net Income
339%
$300
$250
$200
$150
$100
$50
$0
$48
$39
$62
$262
$211
2014
2015
2016
2017
2018


Operating Income
151%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$154
$140
$234
$291
$389
2014
2015
2016
2017
2018


Total Stockholders' Equity
449%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$216
$429
$493
$993
$1,187
2014
2015
2016
2017
2018

Robust Free Cash Flow Generation and Conversion

Presidential Election Year 2016 OCF Buildup		Non-Election Year 2017 OCF Buildup		Midterm Election Year 2018 OCF Buildup		2017/2018 Average	
FCF Per Diluted Share		FCF Per Diluted Share		FCF Per Diluted Share		FCF Per Diluted Share	
$2.04	$4.68	$2.32	$3.43	$2.96	$5.20	$2.67	$4.39
FCF as a Percentage of OCF		FCF as a Percentage of OCF		FCF as a Percentage of OCF		FCF as a Percentage of OCF	
50%	49%	57%	43%	58%	58%	58%	51%

($ in millions)



$299(2)
$148
$44
$93
$15
2016
$802
$394
$70
$52
$220
$66
2016 CHB
$299(2)
$171
$35
$91
$2
2017
$684
$292
$56
$52
$220
$64
2017 CHB
$455
$263
$56
$103
$34
2018
$906
$522
$74
$52
$220
$38
2018 CHB
$376
$217
$45
$97
$18
AVERAGE 17/18
$795
$407
$65
$52
$220
$51
AVERAGE 17/18 CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums(1)
Free Cash Flow
Preferred Dividends

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

Gray + Raycom: A Highly Complimentary Combination

✓ Transaction closed effective January 2, 2019

✓ ~$3.6 billion enterprise value

✓ Purchase price represented a multiple of ~7.8x blended '17 / '18E CHB OCF, including $80 million of year-1 expected annualized synergies and $136 million estimated NPV of Raycom's NOLs

Components of Anticipated $80 Million Synergy:

- Net Retransmission revenue increases resulting from contracted step-up of Raycom subscribers to Gray's retransmission rates
- Rationalization of station and corporate expenses and creation of more efficient operations
- Elimination of duplicative shared services and other costs
- Creation of more efficient corporate operations including insourcing professional services, consulting, systems and other rationalizations
- Elimination of select identified third party contracts
- Cost savings on technology and digital operations
- Termination of redundant contracts and other ancillary expenses

Potential for additional synergies after Year-1

Power of A Strong Portfolio

#1 #2

87/93 markets
With #1 or #2 ranked local television station


2018 Broadcast Revenue Per Television Household
$78.28
$64.13
$56.50
$55.79
$48.00
$41.14
Meredith
Sinclair
TEGNA
Nexstar + Tribune
Scripps

		Meredith	Sinclair	TEGNA	Nexstar + Tribune	Scripps
2018 Broadcast Revenue	$2,081	$846	$2,715	$2,207	$4,765	$917
2018 TV Households	26.6	13.2	48.0	39.6	99.3	22.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

New Combined Scale

	Combined Historical Basis Three Months Ended March 31,				
($ in millions except per share data)	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
Revenue (less agency commissions):					
Total	$ 518	$ 484	7%	$ 458	13%
Total Broadcast	$ 481	$ 449	7%	$ 423	14%
Production Companies	$ 37	$ 35	6%	$ 35	6%
Political Only	$ 3	$ 9	-67%	$ 2	50%
Retransmission Only	$ 204	$ 162	26%	$ 130	57%
Operating Expenses (1) (3):					
Total	$ 439	$ 350	25%	$ 334	31%
Total Broadcast	$ 356	$ 300	19%	$ 288	24%
Production Companies	$ 35	$ 33	6%	$ 33	6%
Corporate and administrative	$ 48	$ 17	182%	$ 13	269%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 125	$ 154	-19%	$ 143	-13%
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 79	$ 138	-43%	$ 131	-40%
Operating Cash Flow as defined in the 2019 Senior Credit Facility (3) (4)	$ 147	$ 158	-7%	$ 150	-2%
Free Cash Flow (5)	$ 73	$ 71	3%	$ 73	0%
Free Cash Flow per Diluted Shares	$ 0.74	$ 0.70		$ 0.87	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Amounts in 2017 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, Compensation – Retirement Benefits (Topic 715) – Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Costs ("ASU 2017-07").
(4) OCF Q1 2019 as presented above includes a $46 million add back for one time expenses relating to the Raycom Acquisition.
(5) FCF Q1 2019 as presented above includes a $46 million add back for one time expenses relating to the Raycom Acquisition.

New Combined Scale

gray

	Combined Historical Basis Year ended December 31,				
	2018	2017	% Change 2018 to 2017	2016	% Change 2018 to 2016
	($ in millions except per share data)				
Revenue (less agency commissions):					
Total	$ 2,167	$ 1,875	16%	$ 1,932	12%
Total Broadcast	$ 2,081	$ 1,790	16%	$ 1,849	13%
Production Companies	$ 86	$ 85	1%	$ 83	4%
Political Only	$ 232	$ 31	648%	$ 185	25%
Retransmission Only	$ 668	$ 534	25%	$ 437	53%
Operating Expenses (1) (3):					
Total	$ 1,383	$ 1,295	7%	$ 1,232	12%
Total Broadcast	$ 1,224	$ 1,160	6%	$ 1,094	12%
Production Companies	$ 74	$ 71	4%	$ 70	6%
Corporate and administrative	$ 85	$ 64	33%	$ 68	25%
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 905	$ 671	35%	$ 790	15%
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 820	$ 606	35%	$ 716	15%
Operating Cash Flow as defined in the 2019 Senior Credit Facility (3)	$ 906	$ 684	32%	$ 802	13%
Free Cash Flow	$ 522	$ 292	79%	$ 394	32%
Free Cash Flow per Diluted Shares	$ 5.20	$ 3.42		$ 4.68	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Amounts in 2017 have been reclassified to give effect to the implementation of Accounting Standards Update 2017-07, Compensation – Retirement Benefits (Topic 715) – Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Costs ("ASU 2017-07").

Diversified Revenue


2018 CHB Revenue
4%
2%
41%
31%
11%
11%
Local
National
Political
Retransmission
Production Companies
Other-TV Stations


Markets
FOX
CBS
abc
NBC
21
44
25
42


Revenues
All Others
FOX
CBS
abc
NBC
8%
10%
34%
16%
32%


Broadcast Cash Flow
All Others
FOX
CBS
abc
NBC
6%
11%
33%
18%
32%

Strong Network and Distribution Positions

MVPD Subs Renewals

22% at YE 2019

56% at YE 2020

22% at YE 2021

Gross Retransmission Revenue ($ in Millions)



$700
$600
$500
$400
$300
$200
$100
$0
373%
$75
$152
$201
$277
$355
$437
$534
$668
2014
2015
2016
2017
2018
2016
2017
2018
As Reported
CHB

Generally, long-term network affiliation agreements

2019 FOX

2021 CBS

2023 abc NBC

2019-20 Presents Attractive Opportunity

2019-20: Gray Serves Most of the Most Competitive Political Markets

2019 Gubernatorial Races
Gray Stations in All Three States – KY, LA, MS

February 2020 Presidential Nominating Contests
Gray Stations in All Four States – IA, NH, NV and SC

2020 535 House Races
All Markets

2020 11 Gubernatorial Races
Gray Stations in IN, MO, NC, ND, NH, VT, and WV

2020 34 Senate Races
Gray Stations in All 9 Most Competitive Races in AL, AZ, CO, GA, ME, MI, NH, NC and TX*

* https://www.cnbc.com/2019/04/21/top-senate-races-in-2020-election-include-alabama-arizona-colorado.html

2020 Presidential Election
Gray Stations in 12 of 13 Cook Political Report's Lean or Toss-Up Electoral College Contests:

Arizona
Florida
Georgia
Iowa
Maine
Michigan
Minnesota
Nebraska-02
New Hampshire
Nevada
North Carolina
Wisconsin

2018 Political Revenue Per TV Household



$8.72
$8.68
$6.26
$5.90
$5.30
$4.27
gray
Meredith
Scripps
TEGNA
Sinclair
Nexstar + Tribune

	Gray	Meredith	Scripps	TEGNA	Sinclair	Nexstar + Tribune
2018 Political Revenue	$232	$115	$140	$234	$255	$424
2018 TV Households	26.6	13.2	22.3	39.6	48.0	99.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

Successful Digital Media Initiatives

- ✓ **Over 2 Billion** Pageviews across Desktop, Mobile and App Platforms
- ✓ **Over 80 Million** Average Monthly Web Users
- ✓ **Over 85 Million** Video Plays Across All Digital Platforms
- ✓ **OTT Subs Doubled** between December 2017 and December 2018


gray


gray

887 Total Channels Streamed Across All Platforms

Successful Integration of Acquisitions And Meaningful Deleveraging

Financial Leverage Net of All Cash

Over $1.5 Billion of Acquisitions Completed 2014-2018



3.0x reduction in leverage
6x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6
3.0x
4.7x
2.5x
2.2x

Year Ended December 31	2014	2015	2016	2017	2018	2018 CHB[5]
Total debt netting all cash (in millions)	$1,201[3]	$1,134	$1,456	$1,399	$1,154	$3,770[5]
L8QA[4] OCF[2] (in millions)	$200	$235	$288	$336	$383	$795[5]

As Reported (2014–2018)

- Secured Debt Netting All Cash[1] / OCF[2]
- Unsecured Debt / OCF[2]

Note: Financial leverage excludes preferred stock

(1) Secured debt netting all cash on hand as of the respective balance sheet date

(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates

(3) For 2014, total debt netting all cash includes $10 million in undrawn letters of credit

(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

(5) As if Raycom acquisition was completed as of 12/31/2018

Staggered Debt Maturity Profile

No Significant Maturities until 2024


($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$200 Million Revolver Due Nov 2023 (Undrawn)
Gray Term Loan B Due Feb 2024 (L+225)
Incremental Term Loan B Due Nov 2025 (L+250)
Gray Notes Due Oct 2024 (5.125%)
Gray Notes Due Jul 2026 (5.875%)
Senior Notes due May 2027 (7.000%)
$3.97 Billion Total Principal Amount of Debt Outstanding At March 31, 2019
$200
$525
$595
$1,400(1)
$700
$750
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

(1) Subject to required quarterly principal repayments of $3.5 million that began March 31, 2019.

Appendix: Non-GAAP Reconciliations and Glossary


WCTV
NEWS
Coverage You Can Count On™

Non-GAAP Reconciliation

Reconciliation on As Reported Basis, in thousands:

	Three Months Ended March 31, 2019	2018	2017
Net (loss) income	$ (18,132)	$ 19,945	$ 10,505
Adjustments to reconcile from net (loss) income to Broadcast Cash Flow:			
Depreciation	20,120	13,694	12,629
Amortization of intangible assets	29,043	5,436	5,567
Non-cash stock-based compensation	2,554	2,157	1,338
Gain on disposal of assets, net	(10,093)	(821)	527
Miscellaneous income, net (1)	(2,809)	(560)	(93)
Interest expense	57,740	24,250	23,191
Loss from early extinguishment of debt	261	-	2,540
Income tax expense	2,873	6,400	7,329
Amortization of program broadcast rights	10,021	5,346	5,222
Payments for program broadcast rights	(14,228)	(5,474)	(5,119)
Common stock contributed to 401(k) plan	-	-	7
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash compensation (1)	45,529	7,311	6,736
Broadcast Cash Flow	**122,879**	**77,684**	**70,379**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation (1)	(45,529)	(7,311)	(6,736)
Broadcast Cash Flow Less Cash Corporate Expenses	**77,350**	**70,373**	**63,643**
Contributions to pension plans	-	-	(624)
Interest expense	(57,740)	(24,250)	(23,191)
Amortization of deferred financing costs	2,992	1,157	1,151
Amortization of net original issue premium on 5.875% senior notes due 2026	(153)	(153)	(153)
Purchase of property and equipment	(18,082)	(7,217)	(3,977)
Reimbursements of property and equipment purchases	12,314	937	-
Income taxes paid, net of refunds (2)	-	(8,451)	(256)
Free Cash Flow (2)	**$ 16,681**	**$ 32,396**	**$ 36,593**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

(2) Amounts for the three months ended March 31, 2018 are per the Company's Current Report on Form 8-K/A, furnished to the SEC on May 9, 2018.

Non-GAAP Reconciliation

Reconciliation on Combined Historical Basis, in thousands:

	Three Months Ended March 31, 2019	2018	2017
Net (loss) income	$ (18,201)	$ 20,269	$ 7,488
Adjustments to reconcile from net (loss) income to Broadcast Cash Flow:			
Depreciation	20,120	21,943	20,917
Amortization of intangible assets	29,043	30,603	31,847
Non-cash stock-based compensation	2,554	2,157	1,338
Loss (gain) on disposals of assets, net	(10,093)	(550)	(2,206)
Miscellaneous income, net (1)	(3,615)	(388)	(1)
Interest expense	57,740	57,740	57,740
Loss from early extinguishment of debt	261	-	2,540
Income tax expense	2,873	5,190	6,638
Amortization of program broadcast rights	10,021	9,769	10,248
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	-	-	7
Payments for program broadcast rights	(14,228)	(9,897)	(10,145)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash compensation (1)	45,529	15,788	12,344
Other	2,515	1,740	4,002
Broadcast Cash Flow (1)	**124,519**	**154,364**	**142,757**
Corporate and administrative expenses excluding depreciation amortization of intangible assets and non-cash compensation (1)	(45,529)	(15,788)	(12,344)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**78,990**	**138,576**	**130,413**
Contributions to pension plans	-	-	(624)
Transaction costs and synergies	21,813	20,188	20,556
Operating Cash Flow as defined in Senior Credit Agreement	**100,803**	**158,764**	**150,345**
Interest expense	(57,740)	(57,740)	(57,740)
Amortization of deferred financing costs	2,992	2,992	2,992
Amortization of net original issue premium on 5.875% senior notes due 2026	(153)	(153)	(153)
Preferred dividends	(13,000)	(13,000)	(13,000)
Purchase of property and equipment	(18,082)	(12,646)	(9,319)
Reimbursements of property and equipment purchases	12,314	937	-
Income taxes paid, net of refunds	-	(8,451)	(256)
Free Cash Flow	**$ 27,134**	**$ 70,703**	**$ 72,869**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation on As-Reported Basis, in thousands:

	Year Ended December 31, 2018	2017	2016
Net income	$ 210,803	$ 261,952	$ 62,273
Depreciation	53,883	51,973	45,923
Amortization of intangible assets	20,570	25,072	16,596
Non-cash stock based compensation	6,661	8,303	5,101
(Gain) loss on disposal of assets net	(16,405)	(74,200)	329
Miscellaneous (income) expense net (1)	(5,507)	(657)	(610)
Interest expense	106,628	95,259	97,236
Loss from early extinguishment of debt	-	2,851	31,987
Income tax (benefit) expense	76,847	(68,674)	43,418
Amortization of program broadcast rights	21,416	21,033	19,001
Non-cash 401(k) expense	4,285	16	29
Payments for program broadcast rights	(21,789)	(21,055)	(18,786)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash compensation (1)	35,967	27,184	36,441
Broadcast Cash Flow (1)	**493,359**	**329,057**	**338,938**
Corporate and administrative expenses excluding depreciation amortization of intangible assets and non-cash compensation (1)	(35,967)	(27,184)	(36,441)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**457,392**	**301,873**	**302,497**
Contributions to pension plans	(2,500)	(3,124)	(3,048)
Interest expense	(106,628)	(95,259)	(97,236)
Amortization of deferred financing costs	4,630	4,624	4,884
Net amortization of original issue (premium) discount on senior notes	(610)	(610)	(779)
Purchase of property and equipment	(69,975)	(34,516)	(43,604)
Reimbursements of property and equipment purchases	14,217	-	-
Income taxes paid net of refunds	(33,972)	(1,984)	(14,588)
Free Cash Flow	**$ 262,554**	**$ 171,004**	**$ 148,126**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation on Combined Historical Basis, in thousands:	Year Ended December 31, 2018	2017	2016
Net income	$ 280,899	$ 600,156	$ 153,625
Depreciation	85,422	85,029	83,436
Amortization of intangible assets	116,428	124,070	129,261
Non-cash stock based compensation	14,622	13,720	7,340
(Gain) loss on disposal of assets net	(7,091)	(74,251)	595
Miscellaneous (income) expense net (1)	8,825	(27,639)	(1,145)
Interest expense	230,960	230,960	230,960
Loss from early extinguishment of debt	-	5,403	31,987
Income tax (benefit) expense	73,383	(356,864)	72,431
Amortization of program broadcast rights	40,751	40,115	40,671
Non-cash 401(k) expense	4,285	16	29
Payments for program broadcast rights	(41,397)	(40,098)	(41,287)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash compensation (1)	84,895	64,363	73,623
Other	12,551	5,660	8,270
Broadcast Cash Flow (1)	**904,533**	**670,640**	**789,796**
Corporate and administrative expenses excluding depreciation amortization of intangible assets and non-cash compensation (1)	(84,895)	(64,363)	(73,623)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**819,638**	**606,277**	**716,173**
Raycom synergies	80,000	80,000	80,000
Contributions to pension plans	(2,500)	(3,124)	(3,048)
Other	8,458	1,136	8,442
Operating Cash Flow as defined in our Senior Credit Agreement	**905,596**	**684,289**	**801,567**
Interest expense	(230,960)	(230,960)	(230,960)
Amortization of deferred financing costs	11,968	11,968	11,968
Net amortization of original issue (premium) discount on senior notes	(610)	(610)	(779)
Preferred dividends	(52,000)	(52,000)	(52,000)
Purchase of property and equipment	(88,257)	(57,368)	(69,773)
Reimbursements of property and equipment purchases	14,217	84	-
Income taxes paid net of refunds	(38,272)	(63,684)	(66,088)
Free Cash Flow	**$ 521,682**	**$ 291,719**	**$ 393,935**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Reconciliation of Total Leverage Ratio

Reconciliation of Total Leverage Ratio, Net of All Cash, in thousands except for ratio:

		Eight Quarters Ended March 31, 2019
Net income	$	443,118
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement:		
Depreciation		113,347
Amortization of intangible assets		69,118
Non-cash stock-based compensation		16,182
(Gain) loss on disposals of assets, net		(101,226)
Miscellaneous (income) expense, net		(1,565)
Interest expense		236,436
Loss from early extinguishment of debt		572
Income tax (benefit) expense		3,717
Amortization of program broadcast rights		47,248
Common stock contributed to 401(k) plan		4,294
Payments for program broadcast rights		(51,953)
Pension expense		(1,432)
Contributions to pension plans		(5,000)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		736,636
Professional fees related to acquisitions and divestitures		30,851
Operating Cash Flow as defined in our Senior Credit Agreement	**$**	**1,540,343**
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	**$**	**770,172**
		March 31, 2019
Adjusted Total Indebtedness:		
Total outstanding principal, including current portion	$	3,966,529
Capital leases and other debt		
Cash (unrestricted)		(224,650)
Adjusted Total Indebtedness, Net of All Cash	**$**	**3,741,879**
Total Leverage Ratio, Net of All Cash		**4.86**

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, contributions to pension plans, amortization of original issue premium on our debt, capital expenditures (net of reimbursements) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash. Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimer, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisition of Raycom, the inability to achieve expected synergies therefrom on a timely basis or at all, or our inability to complete recently announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's or Raycom's, as applicable, historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2014 (the beginning of the earliest period presented).

Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv